UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2020

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Liberty Street, 41st Floor
New York, New York 10005
(212) 859-7000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
6.50% Series D Mandatory Convertible Preferred Stock, $1.00 Par Value	AIZP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 2, 2020, the Board of Directors (the “Board”) of Assurant, Inc. (the “Company”) increased the number of directors constituting the Board from eleven to twelve and appointed J. Braxton Carter to the Board and to the Audit Committee of the Board, effective immediately. These appointments are subject to customary regulatory approval.
Mr. Carter served as chief financial officer at T-Mobile US, Inc. (“T-Mobile”), where he led the financial organization for nearly a decade, until his retirement on July 1, 2020. To facilitate the transition, Mr. Carter will provide certain consulting services to T-Mobile for a period of up to six months following his retirement.
There are no arrangements or understandings between Mr. Carter and any other person, naming such person, pursuant to which Mr. Carter was selected as a director, and no related party transactions involving Mr. Carter are reportable under Item 404(a) of Regulation S-K.
As compensation for his service as a director, Mr. Carter will receive an annual cash retainer in accordance with the terms and conditions of the Assurant, Inc. Amended and Restated Directors Compensation Plan, as amended and restated on May 7, 2020 (the “Directors Compensation Plan”), a copy of which is filed as Exhibit 10.1 hereto. Consistent with the terms of the Directors Compensation Plan, Mr. Carter will also receive an initial equity grant, pursuant to the Assurant, Inc. 2017 Long-Term Equity Incentive Plan, as amended on May 7, 2019, of restricted stock units with a grant date fair market value of $140,000. The terms and conditions of this grant will be governed by an agreement substantially in the form of the Assurant, Inc. Restricted Stock Unit Award Agreement for Time-Based Awards for Directors, attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-8, filed with the SEC on May 12, 2017.
In connection with Mr. Carter’s appointment, the Company issued a news release on July 2, 2020, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

10.1	Assurant, Inc. Amended and Restated Directors Compensation Plan, effective as of May 7, 2020
99.1	Press release announcing the appointment of a new director to the Board, dated July 2, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: July 2, 2020	By:	/s/ Mariana Wisk
Mariana Wisk
Vice President, Corporate Counsel and Interim Secretary